UNITED STATES
                  SECURITIES AND EXCHANGE COMMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) :   March 7, 2003

                            SPIEGEL, INC.

   (Exact name of registrant as specified in its charter)


  Delaware                 0-16126             36-2593917
 (State of                 (Commission file    (I.R.S. Employer
                            number)             Identification No.)

   3500 Lacey Road
   Downers Grove, IL                            60515-5432
  (Address of principal executive offices)      (Zip Code)


                            (630) 986-8800
       (Registrant's telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)

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Item 5. Other Events

On March 7, 2003, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

In addition attached as Exhibit 10.1 and Exhibit 10.2, respectively, is the Consent and Stipulation entered into with the Securities and Exchange Commission together with the proposed Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief.

Item 7.  Exhibits.

(c) Exhibits

    Exhibit 99         Press release dated March 7, 2003

    Exhibit 10.1 Consent and Stipulation of Defendant Spiegel, Inc. dated March 6, 2003

    Exhibit 10.2 Proposed Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief

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SIGNATURES

Pursuant to the requirements of the Securities Exhchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated:   March 7, 2003            By: /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and
                                      Financial Officer)

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EXHIBIT INDEX

Exhibit No.

99             Spiegel, Inc. press release dated March 7, 2003

10.1           Consent and Stipulation of Defendant Spiegel, Inc.
               dated March 6, 2003

10.2 Proposed Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief